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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  MARCH 7, 1996
                Date of Report (Date of earliest event reported)

                            HOUGHTON MIFFLIN COMPANY
             (Exact name of Registrant as specified in its charter)

     MASSACHUSETTS                   1-5406                     04-1456030
(State or other jurisdiction  (Commission File Number)         (I.R.S. Employer
  or incorporation)                                       Identification Number)

                               222 BERKELEY STREET
                                BOSTON, MA 02116
                                 (617) 351-5000
                (Address including zip code and telephone number
                  including area code of Registrant's principal
                               executive offices)


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                       INFORMATION INCLUDED IN THE REPORT

Item 5.     Other Events

        On March 6, 1996, Houghton Mifflin Company (the "Company") commenced a program for the offer of Medium-Term Notes due from nine months to thirty years from the date of issuance ("Medium-Term Notes") in the principal amount of up to $175,000,000. The Medium-Term Notes are part of the $300,000,000 in debt securities registered by the Company pursuant to a Registration Statement, as amended ("Registration Statement"), filed with the Securities and Exchange Commission ("Commission") on Form S-3 (Registration No. 33-64903) pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933, as amended (the "Act"). A Prospectus Supplement dated March 6, 1996 and Prospectus dated January 5, 1996 relating to the Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) under the Act. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts with varying terms pursuant to an Indenture dated as of March 15, 1994, as supplemented by a First Supplemental Indenture dated as of July 27, 1995 (together, the "Indenture") between the Company and State Street Bank and Trust Company, as successor trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture) to The First National Bank of Boston. The form of the Indenture was previously filed as an exhibit to the Company's Registration Statement on Form S-3 (Registration No. 33-51700). The form of the First Supplemental Indenture was previously filed as an exhibit to the Company's Registration Statement.

        The Medium-Term Notes will be distributed pursuant to a Distribution Agreement among the Company and certain agents. The form of the Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and will be issued substantially in the forms attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein. State Street Bank and Trust Company (the "Calculation Agent") may perform certain services in connection with the issuance of Medium-Term Notes bearing floating rates of interest, if any, pursuant to a Calculation Agent Agreement between the Company and the Calculation Agent. The form of the Calculation Agent Agreement is attached hereto as Exhibit 4.3 and incorporated by reference herein.

Item 7.        Financial Statements and Exhibits

        (c)    Exhibits

                      1      Form of Distribution Agreement.

                      4.1    Form of Fixed Rate Medium-Term Note.

                      4.2    Form of Floating Rate Medium-Term Note.

                      4.3    Form of Calculation Agent Agreement.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HOUGHTON MIFFLIN COMPANY

                                  By: /s/ Nader F. Darehshori
                                      ------------------------
                                      Nader F. Darehshori

                                      Chairman of the Board, President and Chief
                                      Executive Officer

DATE:  March 7, 1996

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

         INDEX TO EXHIBITS


                                                                         SEQUENTIALLY
EXHIBIT                                                                     NUMBERED
-------                                                                       PAGE
                                                                              ----


      1     Form of Distribution Agreement.............................

      4.1   Form of Fixed Rate Medium-Term Note........................

      4.2   Form of Floating Rate Medium-Term Note.....................

      4.3   Form of Calculation Agent Agreement. ......................


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